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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): January 13, 2000

ADC TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-1424 (Commission File Number)	41-0743912 (I.R.S. Employer Identification No.)

12501 Whitewater Drive, Minnetonka, Minnesota 55343
(Address of principal executive offices, including zip code)

(612) 938-8080
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Item 5. Other Events

    On January 13, 2000 the board of directors of ADC Telecommunications, Inc. (the "Company") declared a two-for-one common stock split in the form of a one-hundred percent (100%) stock dividend, payable February 15, 2000 to shareholders of record on January 25, 2000. The Company's press release dated January 13, 2000 with respect to the stock split is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.
Exhibit No.	Description
99.1	Press Release dated January 13, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADC TELECOMMUNICATIONS, INC. (Registrant)
Date:	January 18, 2000	By:	/s/ JEFFREY D. PFLAUM Vice President, General Counsel and Corporate Secretary

ADC TELECOMMUNCIATIONS, INC.
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 13, 2000.

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SIGNATURES

ADC TELECOMMUNCIATIONS, INC. FORM 8-K REPORT
INDEX TO EXHIBITS